UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________
FORM 8-K
___________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 7, 2017
___________________________________________
THE GOLDFIELD CORPORATION
(Exact name of registrant as specified in its charter)
 ___________________________________________

Delaware	1-7525	88-0031580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1684 West Hibiscus Blvd. Melbourne, FL	32901
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (321) 724-1700
 ___________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry Into a Material Definitive Agreement.
As previously disclosed in the Current Report on Form 8-K dated July 15, 2005, filed on July 19, 2005 (the “2005 Form 8-K”), The Goldfield Corporation (the “Company”) entered into indemnification agreements with each of its then directors and certain officers identified in the 2005 Form 8-K. On December 7, 2017, the Company entered into indemnification agreements in the same form with Jason M. Spivey, President of Power Corporation of America and Southeast Power Corporation, the Company’s electrical construction subsidiaries, Denise Diaz, the Company’s Corporate Secretary, and on December 12, 2017 with Stephen L. Appel, a director.
The description of the indemnification agreements is incorporated herein by reference to Item 1.01 of the 2005 Form 8-K. The form of indemnification agreement is incorporated by reference as Exhibit 10-1 to the 2005 Form 8-K.

Item 5.02.    Departure of Directors; Election of Directors.
On December 7, 2017, the Board of Directors (the “Board”) of the Company increased the number of Directors from five to six members and elected Stephen L. Appel to fill the new position, effective December 12, 2017. The Company also entered into an indemnification agreement with Mr. Appel, as disclosed in Item 1.01 above, which disclosure is incorporated by reference into this Item 5.02. The Company has not had any other transactions with Mr. Appel since the beginning of the Company’s last fiscal year.
Also effective December 12, 2017, the Board appointed Mr. Appel to serve on the Audit Committee. The Audit Committee elected Mr. Appel as Committee Chair. Mr. Appel replaces David P. Bicks as a member of the Audit Committee, on which he served as Chairman. Mr. Bicks will continue as a member of the Board.
Mr. Appel retired in 2012 as Audit Partner In Charge of KPMG’s 10 office Coastal Business Unit and as the Orlando Office Managing Partner. During Mr. Appel’s 34-year KPMG career, he served clients in a variety of industries including the Company. Mr. Appel also served clients within financial services, technology, consumer products, real estate and restaurants industries. Mr. Appel also has significant international experience. In 1994, shortly after NAFTA was signed, Mr. Appel transferred to the KPMG Mexico City office to serve clients throughout Mexico and the rest of Latin America, returning to the U.S. in 1998. Mr. Appel currently serves as an adjunct professor of accounting at Rollins College Crummer Graduate School of Management and a corporate director for Members Trust Corporation, a Tampa based financial services company.
Item 9.01.    Financial Statements and Exhibits.

Exhibit	Description of Exhibit
99.1 Form of Indemnification Agreement, incorporated by reference to Exhibit 10-1 to the Company’s Current Report on Form 8-K dated July 15, 2005 (File No. 1-7525).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 13, 2017

The Goldfield Corporation

By:	/s/ Stephen R. Wherry
Stephen R. Wherry
Senior Vice President, Chief Financial Officer
(Principal Financial and Accounting Officer),
Treasurer and Assistant Secretary

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